SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 17, 2005

Date of Report (Date of Earliest Event Reported)

WINSTON HOTELS, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	0-23732	56-1872141

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2626 Glenwood Avenue, Suite 200
Raleigh, North Carolina 27612

(Address of Principal Executive Offices) (Zip Code)

(919) 510-6010

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule l425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Winston Hotels, Inc. (the “Company”) pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company’s results of operations or financial condition for the three and twelve months ended December 31, 2004.

On February 17, 2005, the Company issued a press release regarding its earnings for the three and twelve months ended December 31, 2004. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press Release dated February 17, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINSTON HOTELS, INC.
February 17, 2005	/s/ Joseph V. Green
Joseph V. Green
President and Chief Financial Officer

WINSTON HOTELS, INC.
INDEX TO EXHIBITS

Exhibit Number
99.1	Press Release dated February 17, 2005.